Exhibit 99.2

WASTE RECOVERY ENTERPRISES, LLC

FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2015 and

For the Years Ended

December 31, 2014 and 2013

WASTE RECOVERY ENTERPRISES, LLC

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Table of Contents

PAGE

Audit Report of Independent Certified Public Accountants for the years ended December 31, 2014 and 2013	1-2

Review Report of Independent Certified Public Accountants for the nine months ended September 30, 2015	3

Unaudited Balance Sheet as of September 30, 2015 and Audited Balance Sheets as of December 31, 2014 and 2013	4

Unaudited Statement of Operations for the Nine Months Ended September 30, 2015 and Audited Statements of Operations for the Years Ended December 31, 2014 and 2013	5

Unaudited Statement of Members’ Equity for the Nine Months Ended September 30, 2015 and Audited Statements of Members’ Equity for the Years Ended December 31, 2014 and 2013	6

Unaudited Statement of Cash Flows for the Nine Months Ended September 30, 2015 and Audited Statements of Cash Flows for the Years Ended December 31, 2014 and 2013	7

Notes to the Financial Statements	8-15

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Members

Waste Recovery Enterprises, LLC

Sidney, New York

Report on the Financial Statements

We have audited the accompanying financial statements of Waste Recovery Enterprises, LLC (“Company”), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations and comprehensive income, statements of members deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS (Continued)

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waste Recovery Enterprises, LLC as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Scrudato & Company

Califon, New Jersey

November 13, 2015

2

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Members

Waste Recovery Enterprises, LLC

Sidney, New York

We have reviewed the accompanying balance sheet of Waste Recovery Enterprises, LLC as of September 30, 2015, and the related statement of operations, statement of members’ deficit, and cash flows for the nine months then ended. A review includes primarily applying analytical procedures to the Company’s financial data and making inquiries of Company personnel. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Scrudato & Company

Califon, New Jersey

December 14, 2015

3

WASTE RECOVERY ENTERPRISES, LLC

BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014 AND 2013 (AUDITED)

	2015	2014	2013
	(Unaudited)	(Audited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$30,320	$10,207	$30,961
Accounts receivable, net	115,618	118,893	109,599
Prepaid expenses	45,276	42,586	36,442
Due from related party	46,018	29,986	30,166
Total current assets	237,232	201,672	207,168

Property and equipment, net	688,997	793,531	824,576

Other assets:
Note receivable from member	-	222,202	204,903
Total assets	$926,229	$1,217,405	$1,236,647

Liabilities and Members' Deficit
Current liabilities:
Accounts payable and accrued expenses	$67,314	$43,008	$70,010
Related party accrued interest	606,312	574,700	532,551
Due to related party	30,000	30,000	30,000
Current portion of long term debt	127,713	148,543	206,738
Total current liabilities	831,339	796,251	839,299

Long-term liabilities:
Long term debt, net of current portion	127,173	189,657	191,344
Loan from member	906,442	906,442	906,442
Total liabilities	$1,864,954	$1,892,350	$1,937,085

Members' deficit
Members' deficit	$(938,725)	$(674,945)	$(700,438)

Total liabilities and members' capital	$926,229	$1,217,405	$1,236,647

Read Independent Auditors Report, Independent Accountants’ Review Report and the Notes to the Financial Statements

4

WASTE RECOVERY ENTERPRISES, LLC

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND THE YEARS ENDED
DECEMBER 31, 2014 AND 2013 (AUDITED)

	2015	2014	2013
	(Unaudited)	(Audited)	(Audited)

Revenues	$1,033,296	$1,502,290	$1,392,323
Cost of revenues	608,299	926,588	868,771
Gross profit	424,997	575,702	523,552

Selling, general and administrative expenses	399,159	538,393	503,377
Income from operations	25,838	37,309	20,175

Other income (expenses):
Other income (expense)	2,504	1,880	3,327
Gain on sale of assets	28,040	80,000	12,444
Extinguishment of related party debt	(236,100)	-	-
Interest expense	(39,311)	(55,697)	(63,095)
Total other income (expenses)	(244,867)	26,183	(47,324)

Net income (loss)	$(219,029)	$63,492	$(27,149)

Read Independent Auditors Report, Independent Accountants’ Review Report and the Notes to the Financial Statements

5

WASTE RECOVERY ENTERPRISES, LLC

STATEMENTS OF MEMBERS’ DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND FOR THE YEARS ENDED
DECEMBER 31, 2014 AND 2013 (AUDITED)

Total

Members deficit at December 31, 2012	$(572,791)

Net loss	(27,149)

Distributions to members'	(100,498)

Members' deficit at December 31, 2013 (audited)	$(700,438)

Net income	63,492

Distributions to members'	(37,999)

Members' deficit at December 31, 2014 (audited)	$(674,945)

Net loss	(219,029)

Distributions to members'	(44,751)

Members' deficit at September 30, 2015 (unaudited)	$(938,725)

Read Independent Auditors Report, Independent Accountants’ Review Report and the Notes to the Financial Statements

6

WASTE RECOVERY ENTERPRISES, LLC

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND FOR THE YEARS ENDED
DECEMBER 31, 2014 AND 2013

	2015	2014	2013
	(Unaudited)	(Audited)	(Audited)
Cash flow from operating activities:
Net income (loss)	$(219,029)	$63,492	$(27,149)
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of assets	(28,040)	-	-
Forgiveness of related party debt	236,100
Depreciation expense	118,316	165,143	168,584
Non-cash interest expense	31,612	42,149	42,150
(Increase) decrease in assets:
Accounts receivable, net	3,275	(9,294)	15,967
Prepaid expenses	(2,690)	(6,144)	(7,461)
Related party receivables	(16,032)	180	8,000
(Decrease) increase in liabilities:
Accounts payable and accrued expenses	24,306	(27,002)	27,625
Net cash provided by operating activities	$147,818	$228,524	$227,716

Cash flows from investing activities:
Purchases of property and equipment	(16,742)	(134,098)	(234,408)
Proceeds from sale of assets	31,000	-	12,444
Payments received on related party note receivable	-	-	12,370
Advances on related party note receivable	(13,898)	(17,299)	-
Net cash provided (used) in investing activities	$360	$(151,397)	$(209,594)

Cash flows from financing activities:
Payments on long-term debt	(130,423)	(240,369)	(180,652)
Proceeds from long-term debt	47,109	180,487	221,455
Member distributions	(44,751)	(37,999)	(100,498)
Net cash used in financing activities	$(128,065)	$(97,881)	$(59,695)

Net increase (decrease) in cash	$20,113	$(20,754)	$(41,573)

Cash, beginning of year	10,207	30,961	72,534

Cash, end of year	$30,320	$10,207	$30,961

Supplemental disclosure of cash flow information:

Cash paid during the year for interest	$7,649	$13,632	$19,920
Cash paid during the year for income taxes	$-	$-	$-

Read Independent Auditors Report, Independent Accountants’ Review Report and the Notes to the Financial Statements

7

WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 1 – Business Organization

These financial statements represent the financial statements of Waste Recovery Enterprises, LLC (“WRE” or “the Company”).

The Company offers residential trash pickup, commercial or residential dumpster service and roll-off boxes for construction and clean up projects. The Company’s transfer station accepts construction and demolition debris, household trash and furniture and appliances. The Company also offers wood grinding, demolition, mulch and gravel services. The Company’s primary operations are based near Binghamton, New York.

Note 2 – Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Fair Value of Financial Instruments

For certain financial instruments, including accounts receivable, accounts payable and accrued expenses, and notes payable, the carrying amounts approximate fair value due to their relatively short maturities.

The Company adopted ASC 820-10, “Fair Value Measurements and Disclosures.” ASC 820-10 defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities and debt, each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

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WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 2 – Significant Accounting Policies (Continued)

Fair Value of Financial Instruments (Continued)

The Company did not identify any non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC 815.

The carrying amounts of cash and current liabilities approximate fair value due to the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of foreign exchange, commodity price, or interest rate market risks.

Revenue and Cost Recognition

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the sales price is fixed or determinable, (iii) collectability is reasonably assured and (iv) goods have been shipped and/or services rendered.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers cash and cash equivalents to be all highly liquid deposits with maturities of three months or less. Cash equivalents are carried at cost, which approximates market value.

The Company maintains its cash and cash equivalents at various financial institutions where they are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. The balances of these accounts may from time to time exceed federally insured limits. The Company has not experienced any losses in such accounts.

Accounts Receivable, Bad Debts and Allowance for Doubtful Accounts

Trade receivables are carried at their estimated collectible amounts. Trade receivables are generally extended on a short-term basis, thus trade receivables do not bear interest. A finance charge may be applied to such receivables that are more than 30 days past due. The Company estimates the allowance for doubtful accounts based on a percentage of past due receivables. The Company charges uncollectible receivables against the allowance when management determines ultimate collection is unlikely.

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WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 2 – Significant Accounting Policies (Continued)

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized. As property and equipment are sold or retired, the applicable cost and accumulated depreciation are removed from the accounts and any resulting gain or loss thereon is recognized as operating expenses.

Depreciation is calculated using the straight-line method over the estimated useful lives or, in the case of leasehold improvements, the term of the related lease, including renewal periods, if shorter. Estimated useful lives are as follows:

Buildings	39.5 years
Land improvements	7-20 years
Transportation equipment	5 years
Office and machinery equipment	5-7 years
Roll off containers	5-7 years
Machinery and equipment	5 years

The Company reviews property, plant and equipment and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Recoverability is based on estimated undiscounted cash flows. Measurement of the impairment loss, if any, is based on the difference between the carrying value and fair value.

Impairment of Long-Lived Assets and Amortizable Intangible Assets

The Company follows ASC 360-10, “Property, Plant, and Equipment,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. Through September 30, 2015, the Company has not experienced impairment losses on its long-lived assets.

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expenses for the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013 were $5,736, $6,191 and $6,348, respectively.

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WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 2 – Significant Accounting Policies (Continued)

Income Taxes

The Company is a Limited Liability Company. With this type of business structure, income and losses of the Company are passed through to its Members for federal and state income tax purposes. The Company’s Members are responsible for the payment of taxes thereon. Accordingly, the financial statements do not include a provision for federal and state income taxes.

The Company accounts for income tax positions in accordance with Accounting Standards Codification Topic 740, “Income Taxes” (“ASC Topic 740”). This standard prescribes a recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There was no material impact on the Company’s financial position or results of operations as a result of the application of this standard. The Company files income tax returns in the United States and New York, which are subject to examination by the tax authorities in these jurisdictions, generally for three years after the filing date.

As of September 30, 2015, the following tax years are subject to examination:

Jurisdiction	Open Years for Filed Returns
Federal and New York State	December 31, 2011 – 2014

Reclassifications

Certain reclassifications have been made in prior year balances to conform to the current year presentation. Such reclassifications had no effect on net income as previously reported.

Note 3 – Concentrations

For the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013, the Company had sales to one customer of $190,960, $220,660 and $110,457 or 30%, 15% and 7% of total revenues, respectively. As of September 30, 2015, December 31, 2014 and 2013, this customer had a receivable balance of $47,789, $39,094 and $35,388 or 38%, 33% and 31% of trade receivables, respectively.

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WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 4 - Property, Plant and Equipment

Property, plant and equipment and the related accumulated depreciation consist of the following at September 30, 2015 and December 31, 2014 and 2013:

	2015	2014	2013
Buildings	$335,544	$335,544	$335,554
Vehicles	1,632,595	1,636,566	1,772,566
Improvements	43,830	41,124	41,124
Office furniture and equipment	1,605,017	1,606,555	1,617,457
Land	151,000	151,000	151,000
Total Property, plant and equipment	3,767,986	3,770,789	3,917,691
Less: accumulated depreciation	(3,078,989)	(2,977,258)	(3,093,115)
Property, plant and equipment, net	$688,997	$793,531	$824,576

Depreciation expense for the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013 was $118,316, $165,143 and $168,584, respectively.

As discussed in Note 6 – Long Term Debt, the Company has financed various equipment that is encumbered by the Lender. Total encumbered equipment as of September 30, 2015 is approximately $328,000.

Note 5 – Commitments and Contingencies

(a)	Leases as Lessee

The Company rents various equipment from a related party from time to time. The Company’s related party equipment rent expense for the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013 was $0, $18,634 and $8,277, respectively. There is no future commitment for these rentals.

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WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 6 – Long Term Debt

Long term debt consists of the following at September 30, 2015 and December 31, 2014 and 2013 (does not include related party debt):

	2015	2014	2013
Notes payable to various banks, to finance various equipment purchases, payable in monthly installments between $646 and $6,412, with interest rates ranging from 2.39% to 8%, maturing from December 30, 2015 through December 28, 2020.	$254,886	$338,200	$398,082
Less current portion of long-term debt:	(127,713)	(148,543)	(206,738)
Long-term debt, net of current portion	$127,173	$189,657	$191,344

The maturities of long-term debt (not including related party debt) at September 30, 2015 are as follows:

Year Ending
2016	$127,713
2017	50,231
2018	26,640
2019	21,591
2020	22,807
Thereafter	5,904
$254,886

Related Party Shareholder Loan:

The Company has a note payable due a member of the Company. The balance of this note at September 30, 2015 and December 31, 2014 and 2013 was $906,442. There was no activity in this loan during the period covered by these financial statements. The note accrues interest at approximately 4.65%. Total accrued interest at September 30, 2015 and December 31, 2014 and 2013 was $606,312, $574,700 and $532,551, respectively. Total related party interest expense for the nine months ended September 30, 2015, twelve months ended December 31, 2014 and 2013 was $31,612, $42,150 and $42,150, respectively. Total related party accrued interest as of September 30, 2015, December 31, 2014 and 2013 was $606,312, $574,700 and $532,551, respectively. See Note 7, Related Party Transactions.

13

WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 7 – Related Party Transactions

Related Party Accounts Receivable, Note Receivable and Pass Through of Receivables:

The Company has two related companies that it bills their customers through the Company’s accounting software and then reimburses the related party companies for the receivables it collects on their behalf. Following is a table of the balances by year due from these related parties as well as the activity of the pass through activity:

Due from related party balance as of December 31, 2012	$38,166
Collections from related parties:	(28,141)
Payments to related parties:	20,141
Due from related party balance as of December 31, 2013	30,166
Collections from related parties:	(53,401)
Payments to related parties:	53,221
Due from related party balance as of December 31, 2014	29,986
Collections from related parties:	(28,286)
Payments to related parties:	44,318
Due from related party balance as of September 30, 2015	$46,018

The Company is owed $5,300 at September 30, 2015 and December 31, 2014 and 2013 from a related party related to sales that occurred prior to 2013. This amount is included in the trade accounts receivable balances at September 30, 2015 and December 31, 2014 and 2013.

Extinguishment of Related Party Debt

The Company had a related note receivable due from a member of the Company that carries a zero percent interest rate and is due on demand by the Company. At September 30, 2015 the Company elected to forgive the balance of the note. The activity of the loan due from the member as of September 30, 2015 and December 31, 2014 and 2013 is summarized in the following table:

Balance as of December 31, 2012	$217,273
Advances on note receivable	35,597
Payments on note receivable	(47,967)
Balance at December 31, 2013:	204,903
Advances on related party note receivable	19,804
Payments on related party note receivable	(2,505)
Balance at December 31, 2014:	222,202
Advances on related party note receivable	19,407
Payments on related party note receivable	(5,509)
Forgiveness of related party debt	(236,100)
Balance at September 30, 2015:	$-

14

WASTE RECOVERY ENTERPRISES, LLC

NOTES TO FINANCIAL STATEMENTS – FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2014 AND 2013 (AUDITED)

Note 7 – Related Party Transactions (Continued)

Related Party Shareholder Loan:

The Company has a note payable due a member of the Company. This note is unsecured, matures on December 31, 2016 and carries a 4.65% interest rate. The balance of the note at September 30, 2015 and December 31, 2014 and 2013 was $906,442. There was no activity in this loan during the period covered by these financial statements. Total related party accrued interest at September 30, 2015 and December 31, 2014 and 2013 was $606,312, $574,700 and $532,551, respectively. Related party interest expense for the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013 was $31,612, $42,150 and $42,150, respectively.

The Company owes a related party $30,000 as of September 30, 2015 and December 31, 2014 and 2013 for working capital and funding provided prior to January 1, 2013. There was no activity in this payable during the period covered by these financial statements.

On October 15, 2015, the Company was acquired by National Waste Management Holdings, Inc. The purchase price included $250,000 and a total of 2,750,000 shares of the acquirers’ restricted common stock. The acquisition closed on October 15, 2015.

Note 8 – Subsequent Events

Management has evaluated subsequent events through December 14, 2015, the date on which the financial statements were available to be issued.

On October 15, 2015, the Company was acquired by National Waste Management Holdings, Inc. The purchase price included $250,000 and a total of 2,750,000 shares of the acquirers’ restricted common stock. The acquisition closed on October 15, 2015.

15